                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 25, 2004

                        SPARTA COMMERCIAL SERVICES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                    0-9483                   95-3502207
           ------                    ------                   ----------
(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)           File Number)             Identification No.)

               240 West 35th Street, Suite 402, New York, NY 10001
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 239-2666
                                                           --------------

                            TOMAHAWK INDUSTRIES, INC.
                            -------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange
Act (17 CFR 240.14d-2(d)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.313e-4(c)).

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.03 AMENDMENTS TO THE ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
          FISCAL YEAR

(A) CERTIFICATE OF AMENDMENT

The Company has filed a Certificate of Amendment to the Articles of
Incorporation with the Secretary of State of the State of Nevada changing the
Company's name from "Tomahawk Industries, Inc." to "Sparta Commercial Services,
Inc." The Certificate of Amendment is effective as of August 25, 2004.

SECTION 8 - OTHER EVENTS
ITEM 8.01 OTHER EVENTS

In connection with the Company's name change, as described in Item 5.03 of this
Report, effective August 30, 2004, the trading symbol of the Company's common stock on the OTC Bulletin Board will change from "TMHK" to "SRTA."

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

Exhibit Number             Description of Exhibit
--------------             ----------------------
3(i)                       Certificate of Amendment

                                       2

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SPARTA COMMERCIAL SERVICES, INC.

Date:  August 27, 2004
                                            By:      /s/ Sandra L. Ahman
                                               ---------------------------------
                                                     Sandra L. Ahman, Secretary